Exhibit 99.2

Prologis and Liberty Property Trust 10.28.2019 Houston, TX Merger Conference Call

2 Important Information This presentation includes certain terms and non - GAAP financial measures that are not specifically defined herein . These terms and financial measures are defined and, in the case of the non - GAAP financial measures, reconciled to the most directly comparable GAAP measure, in Prologis’s and Liberty Property Trust’s (“Liberty”) third quarter Earnings Release and Supplemental Information that are available on Prologis’ investor relations website at www . ir . prologis . com Liberty’s investor relations website at https : //ir . Libertyproperty . com/ and on the SEC’s website at www . sec . gov . Amounts in the presentation for Prologis and Prologis Combined are determined in accordance with Prologis’ methodology and amounts for Liberty are determined in accordance with Liberty’s methodology . The statements in this communication that are not historical facts are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and Liberty operate as well as beliefs and assumptions of management of Prologis and management of Liberty . Such statements involve uncertainties that could significantly impact financial results of Prologis or Liberty . Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates” including variations of such words and similar expressions are intended to identify such forward - looking statements, which generally are not historical in nature . All statements that address operating performance, events or developments that Prologis or Liberty expect or anticipate will occur in the future — including statements relating to the potential benefits of the proposed merger, the expected timing to complete the proposed merger, rent and occupancy growth, development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis and Liberty operate, debt, capital structure and financial position, Prologis’ ability to form newco - investment ventures and the availability of capital in existing or newco - investment ventures — are forward - looking statements . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict . Although we believe the expectations reflected in any forward - looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward - looking statements . Some of the factors that may affect outcomes and results include, but are not limited to : (i) national, international, regional and local economic and political climates ; (ii) changes in global financial markets, interest rates and foreign currency exchange rates ; (iii) increased or unanticipated competition for our properties ; (iv) risks associated with acquisitions, dispositions and development of properties ; (v) maintenance of REIT status, tax structuring and changes in income tax laws and rates ; (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings ; (vii) risks related to our investments in our co - investment ventures, including our ability to establish newco - investment ventures ; (viii) risks of doing business internationally, including currency risks ; (ix) environmental uncertainties, including risks of natural disasters ; (x) risks associated with achieving expected revenue synergies or cost savings ; (xi) risks associated with the expected benefits of the proposed merger, the ability to consummate the merger and the timing of the closing of the merger and (xii) those additional risks and factors discussed in the reports filed with the SEC by Prologis and Liberty from time to time, including those discussed under the heading “Risk Factors” in the irrespective most recently filed reports on Form 10 - K and 10 - Q . Neither Prologis nor Liberty undertakes any duty to update any forward - looking statements appearing in this communication except as may be required by law . Additional Information In connection with the proposed transaction, Prologis will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S - 4 , which will include a document that serves as a prospectus of Prologis and a proxy statement of Liberty (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC . INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . A definitive proxy statement/prospectus will be sent to Liberty’s shareholders . Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Prologis or Liberty . The documents filed by Prologis with the SEC may be obtained free of charge at Prologis’ website at the Investor Relations section of www . ir . prologis . com or at the SEC’s website at www . sec . gov . These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1 , Bay 1 , San Francisco, CA 94111 or by telephone at 415 - 394 - 9000 . The documents filed by Liberty with the SEC may be obtained free of charge at Liberty’s website at the Investor Relations section of https : //ir . libertyproperty . com/sec - filings or at the SEC’s website at www . sec . gov . These documents may also be obtained free of charge from Liberty by requesting them by mail from Investor Relations, 650 E . Swedesford Rd . , Wayne, PA 19087 . Participants in the Solicitation Prologis and Liberty and their respective directors, trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction . Information about Prologis’ directors and executive officers is available in Prologis’ Annual Report on Form 10 - K for the fiscal year ended December 31 , 2018 , and in its proxy statement dated March 22 , 2019 , for its 2019 Annual Meeting of Shareholders . Information about Liberty’s trustees and executive officers is available in Liberty’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2018 , and in its proxy statement dated April 26 , 2019 , for its 2019 Annual Meeting of Shareholders . Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available . Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents from Prologis or Liberty as indicated above . This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U . S . Securities Act of 1933 , as amended .

3 • This is a non - GAAP financial measure 1. Due to the impact of non - cash real estate depreciation, Prologis expects the acquisition to be dilutive to net earnings Transaction overview • No changes to Prologis executive management team or board • Hiring a number of people for property management, leasing and development positions • Expect to hire several additional Liberty personnel for existing open positions Board Composition and Management • Accretive to Year 1 Core FFO* per share by ~$0.10 - 0.12 • Annual Core FFO* accretion is expected to grow to $0.14 - 0.16 per share on a stabilized basis Earnings Accretion 1 • 1Q 2020, subject to customary conditions, including two - thirds shareholder approval for Liberty • Prologis shareholder approval not required Expected Closing • 100% stock acquisition by Prologis, Inc. (NYSE: PLD) of Liberty Property Trust (NYSE: Liberty) • 0.675x fixed exchange ratio • Pro forma ownership of ~86% Prologis / ~14% Liberty • $12.6 billion transaction value, including the assumption of debt Transaction Structure and Consideration

4 Note: Map reflects square feet in millions. Liberty U.S. logistics operating and development portfolios as of September 30, 2 019 . JV properties and JV developments shown at 100%. Liberty portfolio metrics based on total owned and managed portfolio as of September 30, 2019 1. Excludes 16 acres of office land 2. Excludes 32 acres of land in the U.K. Liberty Property Trust at September 30, 2019 U.S • 104MSF logistics operating portfolio • 4.6MSF / $413M of logistics development in progress • 1,652 acres of logistics land with build - out potential of 19.1MSF • 4.3MSF office operating and development portfolio 1 UK • 4.0MSF of logistics and office (operating and development) 2 1 South Florida Southern California Southern California Chicago Minnesota 2.5 Phoenix 3.1 Dallas 4.3 Houston 10.4 Tampa 1.8 South Florida 3.5 Orlando 4.3 Chicago 12.2 Cincinnati / Columbus / Indianapolis 3.9 Lehigh Valley 18.4 Maryland 4.1 New Jersey 7.9 Richmond 4.4 Atlanta 3.5 Carolinas 9.1 Central PA 8.6 Southern California 5.8 Philadelphia 0.6

Strategic rationale for hold assets

Strategic Fit[1]	• 73 MSF operating portfolio of high quality, well-located logistics assets in 18 key markets • 100% market overlap on hold portfolio • Deepens Prologis presence in Lehigh Valley, Chicago, Houston, Central PA, NJ, and S. California
External Growth[1]	• Development in process totaling ~5.0 MSF / $454M of total expected investment (TEI) • 984 acres of land with build-out potential of 12 MSF or ~$1.2B TEI
Platform Benefits	• Expands relationships with 180 existing customers while adding more than 325 new customers • Economies of scale, reducing G&A from 45 bps to 38 bps
Synergies	• Day 1: $120M in G&A savings, operating leverage, lower interest expense and lease adjustments • Future Potential: $60M of annual revenue synergies and incremental development value creation
Earnings Accretion[2]	• Accretive to Year 1 Core FFO* per share by ~$0.10-0.12 • Annual Core FFO* accretion is expected to grow to $0.14-0.16 per share on a stabilized basis
Balance Sheet and Financial Strength	• Maintain significant liquidity and provides additional capital to fund future growth • Expect to maintain A3/A- ratings from Moody's and S&P[3]

PROLOGIS

* This is a non-GAAP financial measure
1. Based on Liberty owned and managed HOLD portfolio as of September 30, 2019
2. Due to the impact of non-cash real estate depreciation, Prologis expects the acquisition to be dilutive to net earnings
3. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time

5

6 PLD U.S. IPT Hold Liberty U.S. Hold Pro Forma PLD U.S. Pro Forma PLD Global Operating Portfolio (MSF) 430 29 73 532 828 Development - in - process (TEI) $1.4B - $0.41B $1.8B $4.6 Land (Buildable MSF) 38 - 12 50 119 Combined U.S. Portfolio 1 1 LEGEND 2 Liberty PLD + IPT PORTFOLIO OVERVIEW 2 20MSF 10MSF 5MSF 1. Prologis U.S. operating and development portfolio data as of September 30, 2019. IPT operating and development HOLD portfolio da ta as of June 30, 2019. Liberty operating and development HOLD portfolio data as of September 30, 2019 2. Prologis portfolio metrics based on U.S. owned and managed operating portfolio as of September 30, 2019. IPT portfolio metric s a s of June 30, 2019. Liberty portfolio metrics based on owned and managed HOLD portfolio as of September 30, 2019

7 1. This is a non - GAAP financial measure. Prologis pro rata share of Cash NOI as of September 30, 2019, IPT Net Rent for the HOLD po rtfolio as of June 30, 2019 and Liberty Net Rent for the HOLD as of September 30, 2019 2. Prologis pro rata share and Liberty Hold portfolio as of September 30 and IPT HOLD portfolio data as of June 30, 2019 Market composition TOP U.S. MARKETS BY % OF CASH NOI 1 21% 11% 9% 9% 6% 5% 5% 5% 4% 4% 0% 5% 10% 15% 20% 25% Southern California NJ/NY Chicago San Francisco Bay Area Dallas Houston Lehigh Valley Seattle Atlanta South Florida 97 59 43 38 32 31 28 26 21 18 0 25 50 75 100 Southern California Chicago NJ/NY Dallas Atlanta Houston Lehigh Valley San Francisco Bay Area Seattle South Florida TOP U.S. MARKETS BY SQUARE FEET 2 (000’s) Liberty Prologis

8 LA COUNTY Portfolio fit IPT INLAND EMPIRE EAST Liberty: 1.8 MSF Prologis presence on an owned and managed operating portfolio basis as of September 30, 2019. IPT HOLD portfolio as of June 3 0, 2019. Liberty portfolio metrics based on owned and managed HOLD portfolio as of September 30, 2019 Liberty Prologis Liberty: 3.1 MSF

9 Pennsylvania Liberty Prologis IPT Prologis portfolio metrics based on U.S. owned and managed operating portfolio as of September 30, 2019. IPT HOLD portfolio as of June 30, 2019. Liberty metrics based on owned and managed HOLD portfolio as of September 30, 2019 Source: Market data from Cushman & Wakefield LEHIGH VALLEY, EAST Market Vacancy Portfolio Size (MSF) PLD (Including IPT) Liberty Total 3.8% 9.6 18.1 27.7 CENTRAL PA Market Vacancy Portfolio Size (MSF) PLD (Including IPT) Liberty Total 6.0% 12.5 5.4 17.9 ENLARGEMENT ENLARGEMENT

10 Houston Liberty Prologis IPT NW HOUSTON Market Vacancy Portfolio Size (MSF) PLD (Including IPT) Liberty Total 8.8% 12.1 2.6 14.7 ENLARGEMENT ENLARGEMENT ENLARGEMENT NORTH HOUSTON Market Vacancy Portfolio Size (MSF) PLD (Including IPT) Liberty Total 9.7% 5.9 4.3 10.1 Prologis portfolio metrics based on U.S. owned and managed operating portfolio as of September 30, 2019. IPT HOLD portfolio as of June 30, 2019. Liberty metrics based on owned and managed HOLD portfolio as of September 30, 2019 Source: Market data from Cushman & Wakefield

11 1. Dispositions 2011 through 2019 midpoint guidance 2. Globally, through September 30, 2019 3. Data as of September 30, 2019 on a pro rata share basis and includes operating, development and land 4. Data as of September 30, 2019 on an owned and managed basis Dispositions PLANNED LIBERTY ASSET SALES PROLOGIS DISPOSITION TRACK RECORD (2011 - 2019) 1 $3.5 billion of assets 3 : • $2.8B of non - strategic logistics properties • $0.7B of office properties » ~$325M under contract or being marketed $15B of non - strategic asset sales 2 : • ~256 MSF • 1,665 properties • 108 markets • 418 transactions ranging from $500K - $1.2B Liberty Logistics Portfolio 4 At Acquisition Planned Sales Hold Portfolio Operating Portfolio (MSF) 107 (34) 73 Development in process $466M $(12)M $454M Land (Buildable - MSF) 20 (8) 12 $0.8B $2.1B $1.4B $1.5B $2.1B $1.9B $2.1B $2.3B $0.8B Avg. $1.7B 2011¹ 2012 2013 2014 2015 2016 2017 2018 2019¹

12 • T his is a non - GAAP financial measure 1. Due to the impact of non - cash real estate depreciation, Prologis expects the acquisition to be dilutive to net earnings Synergies and accretion Timing Category Estimated Annual Run - Rate Amount Day One $120M Corporate G&A Savings $48M Operating Leverage • Scaling property management and leasing capabilities $12M Lower Interest Expense • Debt mark - to - market utilizing Prologis’ cost of capital advantage $35M Lease Adjustments • Fair - value adjustments and straight - line rent reset of Liberty’s portfolio $25M Total Day - One Synergies $120M Future Potential $60M Annual Revenue Synergies $10M Incremental Annual Development Value Creation Potential $50M Total Future Potential $60M • Accretive to Year 1 Core FFO* per share by ~$0.10 - 0.12 1 • Annual Core FFO* accretion is expected to grow to $0.14 - 0.16 per share on a stabilized basis 1

Capitalization

As of 9/30/19	Prologis	Liberty	Combined
Total shares and units[1]	655	162	764
Equity market capitalization	$55,841	$8,299	$65,141
Debt at company share	13,613	3,204	16,816
Preferred equity	69	5	74
Total market capitalization	**$69,523**	**$11,508**	**$82,032**
Debt / Adjusted EBITDA[2]	3.9x	5.8x	4.2x
Fixed charge coverage ratio	9.2x	4.0x	8.4x
Total debt as a % of total market capitalization	18.4%	26.8%	19.4%
Credit ratings	**A3/A-**	**Baa1/BBB**	**A3/A-[3]**
% of USD NOI	77.9%	95.9%	81.4%
% of USD net equity[4]	93.8%	96.4%	94.2%

Note: Market prices as of September 30, 2019

1. Based on assumed combined share count of 764.4 million, which is 109.1 million shares from Prologis issued to Liberty shareholders (based on 161.7 million shares including the vesting of equity awards at a .675x exchange ratio); Prologis and Liberty share count detail as of September 30, 2019; Prologis share count of 655.3million includes basic shares, vested stock awards and partnership units, but excludes unvested stock awards and LTIP OP units
2. Pro forma Adjusted EBITDA includes the impact of G&A and property management synergies but excludes any potential purchase accounting and revenue synergies
3. Expected to maintain Prologis credit ratings. Note: a credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time
4. Mexico is included in the U.S. as it is dollar functional

PROLOGIS
13